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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

    CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

NOVEMBER 13, 2001
(Date of Report)

THE COBALT GROUP, INC.
(Exact Name of Registrant as Specified in Charter

WASHINGTON (State or Other Jurisdiction of Incorporation)	000-26623 (Commission File No.)	91-1674947 (IRS Employer Identification No.)

2200 FIRST AVENUE SOUTH, SUITE 400 SEATTLE, WA 98134
(Address of Principal Executive Offices, including Zip Code)

(206) 269-6363
(Registrant's Telephone Number, including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

    On November 13, 2001, The Cobalt Group, Inc. (the "Company") announced the completion of its merger with Cobalt Acquisition Corporation, a wholly-owned subsidiary of Warburg, Pincus Equity Partners, L.P. ("Warburg Pincus"), a global private equity investment firm. The merger was approved by the Company's shareholders at a special meeting of shareholders held on November 13, 2001. As a result of the merger, each outstanding share of the Company's common stock, other than shares owned by Warburg Pincus, certain members of the Company's management and certain of the Company's shareholders, has been converted, subject to any perfected appraisal rights, into the right to receive $3.50 in cash, without interest. A copy of the press release announcing the merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. EXHIBITS

(c)  EXHIBITS

      99.1
      The Cobalt Group, Inc. Press Release issued November 13, 2001.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COBALT GROUP, INC.
Dated: November 13, 2001
	By:	/s/ Lee J. Brunz Lee J. Brunz Vice President, General Counsel & Secretary

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FORM 8-K
ITEM 5. OTHER EVENTS
ITEM 7. EXHIBITS
SIGNATURE